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                                                                  Exhibit 10.7.5
                                 AMENDMENT NO. 3

                                     TO THE

                        LORAL SPACE & COMMUNICATIONS LTD.

                             2000 STOCK OPTION PLAN



         This Amendment No. 3 (the "Amendment") to the Loral Space & Communications Ltd. 2000 Stock Option Plan (the "Plan") is made effective as of this 25th day of September, 2001.

         Pursuant to resolutions of the Board of Directors of Loral Space & Communications Ltd. (the "Company") dated September 25, 2001, the Plan is hereby amended as follows:

         1. Section 3(a) of the Plan is hereby amended by increasing to 37,000,000 the number of shares of the Company's Common Stock, par value $0.01 per share, reserved for issuance under the Plan.

         Except as expressly provided herein, the terms and conditions of the Plan shall remain unchanged.




                                      LORAL SPACE & COMMUNICATIONS LTD.



                                      By: /s/ Avi Katz
                                          -----------------------------------
                                          Name: Avi Katz
                                          Title: Vice President and Secretary